Exhibit 32.1

                      Pacific WebWorks, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Pacific WebWorks, Inc. certifies (the "Company") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
     March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 12, 2006                     /s/ Kenneth W. Bell
                                       ____________________________________
                                       Kenneth W. Bell
                                       Chief Executive Officer
                                       Principal Financial Officer